DIVERSIFIED CORPORATE RESOURCES, INC.

                       1996 NONQUALIFIED STOCK OPTION PLAN


                       ARTICLE I. GENERAL PURPOSE OF PLAN

         The name of this plan is the 1996 Nonqualified Stock Option Plan (the "Plan") of Diversified Corporate Resources, Inc., a Texas corporation (the "Company"). The purpose of the Plan is to enable the Company (the "Company"), to obtain and retain the services of the types of employees and officers who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             ARTICLE II. DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

         "COMMITTEE" means a committee of one or more officers of the Company as selected from time to time by the Board of Directors of the Company.

         "COMPANY" means Diversified Corporate Resources, Inc. (or any successor business entity) and all of its subsidiaries.

         "DATE OF GRANT" means the date on which the Board of Directors adopts a resolution expressly granting a Stock Option to a Participant.

         "ELIGIBLE PERSON" means any person who is a key employee (including officers) of the Company or entity which is the parent of, or a subsidiary of, the Company.

         "EXERCISE PRICE" means the price at which the Shares subject to a Stock Option may be purchased.

         "KEY EMPLOYEE" means any person employed by the Company, or any parent or subsidiary of the Company, as a full-time employee in a key managerial capacity.

         "PARTICIPANT" means any Eligible Person selected by the Board of Directors to receive grants of Stock Options.

         "PLAN" means the Company's 1996 Nonqualified Stock Option Plan.


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         "RETIREMENT"  means retirement from active employment with the Company, or any parent or subsidiary of the Company.

         "SHARES" means shares of Common Stock of the Company.

         "STOCK OPTION" means any option to purchase Shares granted pursuant to the Plan.

                           ARTICLE III. ADMINISTRATION

         SECTION 3.1  THE ADMINISTRATOR.

                  a. The Plan shall be administered by the Committee.

                  b. Only the Board of Directors of the Company shall have the power and authority to grant Stock Options to Eligible Persons, pursuant to the terms of the Plan. The Board of Directors shall determine (i) those Eligible Persons to whom Stock Options are to be granted, (ii) the number of Shares to be made subject to each Stock Option, and (iii) the terms and conditions of each Stock Option, including, without limitation, the exercise price and the medium of payment.

                  c. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

                       ARTICLE IV. SHARES SUBJECT TO PLAN

         SECTION 4.1 SHARES SUBJECT TO THE PLAN. Subject to adjustment as herein provided, the total number of Shares reserved and available for issuance under the Plan shall be 600,000 Shares which shall consist, in whole or in part, of authorized and unissued shares of Common Stock of the Company.

         SECTION 4.2 UNEXERCISED SHARE OPTIONS. To the extent that any Stock Options expire or are otherwise terminated without being exercised, the Shares underlying such Stock Options shall again be available for issuance in connection with future Stock Options granted under the Plan.

                             ARTICLE V. ELIGIBILITY

         All persons who are Key Employees (including officers) of the Company, or any parent or any subsidiary of the Company, who are responsible for or contribute to the management, growth or profitability of the business of the Company, or any parent or subsidiary of the Company, shall be eligible to be granted Stock Options hereunder subject to the limitations set forth in this Plan.

                            ARTICLE VI. STOCK OPTIONS


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         SECTION 6.1 GENERAL.  The Plan  provides for the grant of Stock Options to Eligible Persons selected by the Board of Directors for participation in the Plan. Each grant of Stock Options pursuant to the Plan shall be evidenced by a Stock Option Agreement between the Participant and the Company in the form from time to time adopted by the Committee and containing such terms and conditions which the Committee deems appropriate. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         SECTION 6.2 TERMS AND CONDITIONS OF THE STOCK OPTIONS. Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement between the Company and the Participant, which agreement shall comply with and be subject to the following terms and conditions:

                  a. NUMBER OF SHARES. Each Stock Option Agreement shall state the number of Shares which may be purchased upon exercise of the Stock Option.

                  b. EXERCISE PRICE. Each Stock Option Agreement shall state the Exercise Price.

                  c. MEDIUM AND TIME OF PAYMENT. To the extent permitted under the Texas law, as currently in effect, the Exercise Price shall be paid in full, at the time of exercise, in cash or, with the approval of the Board of Directors, in Shares which have a fair market value equal to the Exercise Price or in a combination of cash and such Shares.

                  d. RESTRICTIONS ON TRANSFER OF SHARES. Each Stock Option Agreement may contain such restrictions on the transfer of Shares sold under the Plan as the Committee may determine, including, without limitation, rights of repurchase and rights of first refusal.

                  e. TERM AND EXERCISE OF STOCK OPTION. Stock Options shall be exercisable over the exercise period at the times the committee may determine, as reflected in the related Stock Option Agreements. The exercise period of any Stock Option shall not exceed ten (10) years from the Date of Grant. The exercise period shall be subject to earlier termination as provided in this Agreement. A Stock Option may be exercised, as to any or all full shares as to which the Stock Option has become exercisable, by giving written notice of such exercise to the Company.

                            ARTICLE VII. ADJUSTMENTS

         SECTION 7.1  EFFECT OF CERTAIN CHANGES.

                  a. If there is any change in the number of Shares outstanding through the distribution of Shares or through a recapitalization resulting in Share splits or combinations or exchanges of the Shares outstanding, (i) the number of Shares covered by Stock Options outstanding; and (ii) the Exercise Price in effect prior to such change shall be proportionately adjusted by the Committee to reflect any increase or decrease in the

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         number of Shares issued; provided, that any fractional Shares resulting from the adjustment shall be eliminated.

                  b. In the event of the proposed  dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off (each, a "liquidating event"), the Committee may provide that the holder of any Stock Option then exercisable shall have the right to exercise such Stock Option subsequent to the liquidating event, at the price provided in the Stock Option Agreement, for the total number of Shares to which the Stock Option relates (less the number of shares, if any, previously purchased pursuant to the Plan), and for the balance of its term, solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such liquidating event by a holder of the number of Shares for or with respect to which such Stock Option might have been exercised immediately prior to such liquidating event; or the Committee may provide, in the alternative, that each Stock Option granted under the Plan shall terminate as of a date to be fixed by the Board of Directors; provided, that not less than thirty (30) days written notice of the date so fixed shall be given to each Participant and if such notice is given, each Participant shall have the right, during the period of thirty (30) days preceding such termination, to exercise the Stock Option as to all or any part of the Shares covered thereby, on the condition, however, that the liquidating event actually occurs; and if the liquidating event actually occurs, such exercise shall be deemed effective (and, if applicable, the Participant shall be deemed a member with respect to Stock Option exercised immediately preceding the occurrence of the liquidating event) on the date of record for shareholders entitled to share in such liquidating event, if a record date is set.

                  c. Each Stock Option outstanding shall terminate upon (i) a merger or consolidation in which the Company is not the surviving entity, or (ii) a sale or transfer of all or substantially all of the capital stock or assets of the Company to any entity or person that is not a parent or subsidiary and the Company is not the surviving entity ((i) and (ii) shall be collectively referred to as a "Change of Control") provided that (A) each Participant to whom no Stock Options have been tendered by the surviving entity pursuant to the terms of item (B) immediately below shall have the right exercisable during a ten-day period ending on the fifth business day prior to such Change of Control in which the Company is not the surviving entity, to exercise his or her Stock Option in whole or in part with respect to the total number of Shares to which the Stock Option relates (less the number of shares, if any, previously purchased pursuant to the Plan), on the condition, however, that the Change of Control is actually effected; and if the Change of Control is actually effected, such exercise shall be deemed effective (and, if applicable, the Participant shall be deemed a shareholder with respect to the Stock Option exercised) immediately preceding the effective time of such Change of Control (on the date of record for shareholders entitled to share in the securities or property distributed in such Change of Control, if a record date is set); and (B) in its sole and absolute discretion, the surviving entity may, but shall not be obligated to, tender to any Participant share options with respect to the surviving entity, and such new share options shall contain such terms and provisions as shall substantially preserve the rights and benefits of any Stock Options then outstanding under the Plan. Notwithstanding the foregoing, in the event of a Change of

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         Control in which the Company is not the surviving entity, the Committee shall have the right in its sole discretion to pay to each Participant possessing unexercised Stock Options, as soon as practicable following consummation of such Change of Control, an amount equal to the fair market value of all Shares purchasable (without regard to vesting provisions) under the unexercised Stock Options less the Exercise Price of such unexercised Stock Options (the "Net Value").

                  If the Committee elects to pay each Participant the Net Value rather than grant the Participants the rights described in this Section 7.1(c), the Participants shall not be entitled to prior notice of such Change of Control. Upon payment of the Net Value, all Stock Options outstanding under this Plan shall be null and void and the Participants shall have no further rights thereunder. The Company shall have the right to withhold all applicable taxes from the Net Value prior to making payment to the Participants.

                  d. Section 7.1(c) shall not apply to a Change of Control in which the Company is the surviving entity.

                  e. The determination as to which party to a Change of Control is the "surviving entity" shall be made by the Board of Directors.

                  f. In the event of a change in the Shares of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Shares" within the meaning of the Plan.

                  g. To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  h. Except as hereinbefore expressly provided in this Article VII, no Participant shall have any rights by reason of any subdivision or consolidation of Shares or the payment of any dividend or any other increase or decrease in the number of Shares of any class or by reason of any liquidating event, Change of Control of assets or equity securities of another equity, or any other issue by the Company of shares of any class, or securities convertible into shares of any class; and except as provided in this Article VII, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to Stock Options. The grant of a Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to effect a Change of Control or to dissolve, liquidate or sell, or transfer all of part of its business or assets.

                  i. Except as specifically provided in this Article VII, a Participant or a transferee of a Stock Option shall have no rights as a shareholder with respect to any Shares covered by the Stock Options until the date of the issuance of a Share certificate to him or her for such Shares, and no adjustment shall be made for dividends (ordinary or

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         extraordinary,  whether  in  cash,  securities  or other  property)  or distributions of other rights for which the record date is prior to the date such Share certificate is issued, except as herein provided.

                     ARTICLE VIII. AMENDMENT AND TERMINATION

         The Board of Directors may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuance shall be made which would impair the rights of the Participant under any Stock Option theretofore granted without such Participant's consent, or which without the approval of the members would
(a) except as provided in Article VII, materially increase the total number of Shares reserved for the purposes of the Plan, (b) materially increase the benefits accruing to Participants or Eligible Persons under the Plan, or (c) materially modify the requirements for eligibility under the Plan.

         The Board of Directors may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to the terms of the Plan, no such amendment shall impair the rights of any holder without his or her consent.

                         ARTICLE IX. GENERAL PROVISIONS

         SECTION 9.1  GENERAL PROVISIONS.

                  a. The Committee may require each person purchasing Shares pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  b. All certificates for Shares delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable.

         SECTION 9.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific areas.

         SECTION 9.3 TERMINATION OF EMPLOYMENT. Except as herein provided or in any Stock Option Agreement, no Stock Option may be exercised unless the Participant is then in the employ of the Company, or any parent or any subsidiary of the Company, and unless he or she has remained continuously so employed since the Date of Grant. If the employment or services of a Participant shall terminate, unless otherwise provided in the Stock Option Agreement, all Stock Options previously granted to the Participant shall terminate on the date notice is given or received regarding such termination. Nothing in the Plan or in any Stock Option granted Pursuant to the Plan shall confer upon an employee any right to continue in the employ of the Company, or any parent or any subsidiary of the Company, or interfere in any way with the right of the Company to terminate such employment at any time.

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         SECTION 9.4  NONTRANSFERABILITY OF STOCK OPTIONS. Stock Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Stock Options may be exercised, during the lifetime of the Participant, only by the Participant or by his or her guardian or legal representative.

         SECTION 9.5 REGULATORY MATTERS. Each Stock Option Agreement shall provide that no shares shall be purchased or sold thereunder unless and until
(a) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

         SECTION 9.6 DELIVERY. Upon exercise of a Stock Option granted under this Plan, the Company shall issue a Share certificate on the date of exercise, which will be delivered to the Participant exercising the Stock Option as promptly as practicable thereafter.

         SECTION 9.7 OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan may contain such other provisions not inconsistent with the Plan, including, without limitation, restrictions upon the exercise of the Stock Option, as the Board of Directors may deem advisable.

                        ARTICLE X. EFFECTIVE DATE OF PLAN

         The Plan became effective as of December 27, 1996, the date as of which the Plan was adopted by the Board of Directors.

                            ARTICLE XI. TERM OF PLAN

         No Stock Option shall be granted pursuant to the Plan after December 27, 2006 but Stock Options theretofore granted may extend beyond that date.


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